CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William H. Woolverton, Principal Executive Officer of Gottex Multi-Asset Endowment Fund - I, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ William H. Woolverton

William H. Woolverton, Chief Executive Officer
(Principal Executive Officer)

Date: December 8, 2014

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Gottex Multi-Asset Endowment Fund - I and will be retained by Gottex Fund Management Ltd., and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Wade C. Boylan, Principal Financial Officer of Gottex Multi-Asset Endowment Fund - I, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Wade C. Boylan

Wade C. Boylan, Chief Financial Officer
(Principal Financial Officer)

Date: December 8, 2014

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Gottex Multi-Asset Endowment Fund - I and will be retained by Gottex Fund Management Ltd., and furnished to the Securities and Exchange Commission or its staff upon request.